JANUS INVESTMENT FUND
                         JANUS SPECIAL SITUATIONS FUND

                     Supplement dated December 12, 1996 to
          Statement of Additional Information dated November 29, 1996


The first paragraph of the section entitled "Income Dividends, Capital Gains Distributions and Tax Status" on page 20 of the Statement of Additional Information is amended as follows:

It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. The Fund declares and makes annual distributions of income (if any). Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code.